SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 14 — SUBSEQUENT EVENTS

1.

On February 1, 2022, the Company entered into a stock purchase agreement with Wanwang Investment Limited (“Wanwang”), a company incorporated in the British Virgin Islands, Xiaoshi Huang and Thrive Shine Limited, a company incorporated in the British Virgin Island (together with Xiaoshi Huang, the “Sellers”) to acquire all of the equity interests in Wanwang from the Sellers for a consideration of $60 million. The stock purchase agreement has been amended on February 16, 2022 to update the payment method and the transaction is expected to be closed before May 2022. Wanwang and its subsidiaries hold rights and interests in FMP and Strait College of Minjiang University represents 100 % and 100 % ownership interest in FMP and Strait College of Minjiang University, respectively. For the years ended December 31, 2021 and 2020, revenue generated from sales to FMP and Strait College of Minjiang University represents approximately 48.4% and 36.0%, 45.3% and 35.1%, respectively.

2.

On February 24, 2022, the chief executive officer and chairperson of the board of directors of the Company, Ngai Ngai Lam, purchased 2,000,000 ordinary shares of the Company, par value $0.001 per share, at a purchase price of $1.50 per share, or an aggregate purchase price of $3,000,000.

3.

On April 7, 2022, the Company entered into definitive subscription agreements with certain accredited investors in a private placement transaction, pursuant to which the investors agreed to subscribe for and purchase, and the Company agreed to issue and sell an aggregate of 6,000,000 ordinary shares of the Company, par value $0.001 per share, to these investors for an aggregate purchase price of $9.0 million. The Agreements and the transactions contemplated thereby have been approved by the Company’s board of directors on April 1, 2022. The Company expects to complete the offering in late April or May 2022.